November 2026 Corporate Presentation Advancing T Cell Engagers for Solid Tumors

Important Notice and Disclaimers This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements regarding the Company’s strategy, future operations, prospects, and plans and objectives of management, are forward-looking statements. These statements may be identified by words such as “may,” “will,” “expect,” “believe,” “could,” “estimate,” “potential,” “anticipate,” “look forward,” “plan,” “intend,” and similar expressions. Forward-looking statements in this presentation include, without limitation, statements regarding (i) the Company’s business strategy, cash flows, cash runway and funding status, (ii) potential growth opportunities, (iii) clinical development activities, (iv) the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates, (v) estimates of potential market size and opportunity, and (vi) other non-historical statements. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied, and the Company cannot assure that its plans, intentions, expectations, or strategies will be achieved. These risks and uncertainties include, without limitation: (i) uncertainties regarding the Company’s expectations, projections, and estimates of future costs and expenses, capital requirements, and the availability of additional financing, including the Company's ability to continue as a going concern; (ii) the timing, progress, and results of the Company’s discovery, preclinical and clinical development activities; (iii) clinical trial site activation and enrollment; (iv) unexpected safety or efficacy data observed during preclinical studies or clinical trials; (v) the risk that results from nonclinical or clinical studies may not be predictive of future results, and that interim data are subject to further analysis; (vi) uncertainties related to the regulatory approval process; (vii) the Company’s reliance on third parties; (viii) macroeconomic conditions; (ix) the potential for changes in the Company's strategy regarding its product candidates and clinical development activities; and (x) whether the Company has sufficient funding to meet future operating expenses and capital expenditure requirements. Additional factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and in the Company’s other filings with the SEC, including future reports. Except as required by law, the Company undertakes no obligation to update or revise any forward- looking statements, which speak only as of the date of this presentation, whether as a result of new information, future events or otherwise. Certain information contained in this presentation is based on studies, publications, surveys and other data obtained from third-party sources, as well as on the Company's own internal estimates and research. Although the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified the information obtained from such sources. In addition, all market data included in this presentation are subject to a number of assumptions and limitations. References in this presentation to research reports, articles or other publications should not be construed as a complete description of the findings of the referenced report, article or publication. This presentation discusses product candidates that are in preclinical and clinical development and that have not been approved for marketing by the U.S. Food and Drug Administration. The Company makes no representation as to the safety or effectiveness of any product candidate for the use for which it is being studied. Although the Company believes its internal research is reliable, such research has not been verified by any independent source. All scientific, preclinical and clinical data presented in this presentation are, by definition, preliminary in nature, as they precede the completion of the applicable clinical trial and the preparation of a clinical study report, and are subject to further quality-control procedures, including customary source data verification. The trademarks included in this presentation are the property of their respective owners and are used solely for reference purposes. Such use should not be construed as an endorsement of any such products. Forward-Looking Statements Executive Summary Context Therapeutics Inc. - November 20262

Executive Summary

Pipeline Overview

PROGRAM	TARGET	LEAD INDICATION(S)	PRECLINICAL	PHASE 1	PHASE 2	ANTICIPATED MILESTONES
CTIM-76	Claudin 6	Platinum-resistant ovarian cancer (PROC)	*Fast Track Designation*			**Q1 2027:** Initiate Phase 1b **Q2 2027**: Phase 1a initial Q3W dosing data
CT-202	Nectin-4	Urothelial, colorectal, TNBC				**2H 2027**: Phase 1a initial data

Our Strategy

Target tumor antigens that are clinically validated by antibody drug conjugates (ADC) or chimeric antigen receptor T cell therapy (CAR-T)

Focus on solid tumors with high unmet need

CTIM-76: Claudin 6 x CD3

CLDN6 is overexpressed in ovarian, endometrial, lung, testicular, and other solid tumors

CTIM-76 was designed to bind selectively to CLDN6 over CLDN3, CLDN4, and CLDN9

CT-202: Nectin-4 x CD3

Nectin-4 is overexpressed in bladder, lung, breast, head and neck, and other solid tumors

CT-202 was designed to be conditionally active within the tumor microenvironment and potentially allow a wider therapeutic window while sparing effects on normal tissue

3 Context Therapeutics Inc. - November 2026

Fast Track Designation for the treatment of platinum-resistant ovarian cancer (PROC) in patients who have exhausted all standard-of-care therapies

T Cell Engaging (TCE) Bispecific Antibodies Executive Summary Context Therapeutics Inc. - November 20264 Mechanism of Action T cell engagers are specialized medicines that help the body's own immune cells find and attack cancer. Each one works like a bridge: one end grabs onto a marker on the cancer cell, and the other end grabs onto a T cell, one of the immune system's main fighters. By pulling the two together, the T cell is switched on and can destroy the cancer cell. TCE-mediated Cancer Cell Death TCE Bispecific Antibody T Cell Cancer Cell Target Antigen CD3 Cancer Cell Killing

Executive Summary

Context is Positioned to Develop the Next Generation of T Cell Engagers

Potential to expand into early treatment lines through rational drug combinations

Near Term Development
Optimized Novel Monotherapies

CTIM-76



CT-202



Bispecific TCE Engineered for:

- Antitumor activity
- Reduced risk of CRS
- Target selectivity
- Clinically relevant exposure

Future Development
Combination Approaches

TCE + ADC



TCE + PD-(L)1/VEGF



Potential Opportunities for:

- Deeper and more durable responses
- Advancement into earlier lines of therapy

5 Context Therapeutics Inc. - November 2026

CTIM-76 CLDN6 x CD3 bispecific antibody Context Therapeut ics Inc . - November 20266

CTIM-76 Program

Our Initial Focus is on Platinum-resistant Ovarian Cancer (PROC)

High unmet need for new therapies that can be used after or in combination with ADCs or PD-(L)1/VEGF therapies

~75% of PROC patients are CLDN6+

No approved treatment option specifically for this biomarker selected PROC population

~42,000 CLDN6+ PROC patients across United States, EU7, and Japan

CLDN6 has **significant target overlap** with promising ADC targets, including B7H4, CDH6, FRα, and NaPi2b – opening the door to potential combination opportunities

Additional opportunities in earlier lines of ovarian cancer and other tumor types with CLDN6 overexpression, including non-small cell lung (NSCLC) and endometrial cancer

Broad Use Case as Monotherapy or Combination

CTIM-76



CTIM-76 + ADC



Potential Opportunities for:

- Monotherapy development post-ADC
- Combination development with ADC, PD-(L)1/VEGF, or chemotherapy

7 Context Therapeutics Inc. - November 2026

Patient population based on multiplying NIH SEER 2026 ovarian cancer estimates in United States and prevalence estimates for EU7 and Japan by ~75% of all PROC (based on internal data)

CTIM-76 Program

CLDN6 is an Attractive Target for Immunotherapy

Rationale for CLDN6 Targeting

- CLDN6 is an oncofetal protein: expressed during embryonic development, silenced or very low in normal adult tissue.
- Expression increases with cancer disease stage
- Tetraspan membrane protein with low internalization, favoring a TCE over an ADC, which relies on internalization to deliver its payload


Antibody
Binding Domain
Extracellular
Space
Cytoplasm

CLDN6 Protein

CLDN3/4 Cross-reactivity is a Safety Consideration


CLDN9
CLDN6
CLDN4
CLDN3
CLDN5
CLDN8
CLDN17
CLDN2
CLDN14
CLDN20
CLDN7
CLDN1
CLDN19
CLDN34
CLDN12
CLDN23
CLDN16
CLDN24
CLDN22
CLDN18
CLDN11
CLDN15
CLDN10

Claudin Gene Family

CLDN6 **selectivity is required** to avoid off-target liabilities

The CLDN6 antibody binding region is **highly conserved** with CLDN3 and CLDN4 – differing by only 3 amino acids[1]

CLDN3 and CLDN4 are enriched in the liver and antibody binding may result in **liver enzyme elevations**[2,3,4]

8 Context Therapeutics Inc. - November 2026

1 Screnci, Cancer Res, 2022; 2 Tanaka, J Hepatol, 2018; 3 Cordat, Physiology, 2019; 4 Li, FEBS Open Bio, 2020

CTIM-76 Program

CTIM-76: Claudin 6 x CD3 T cell Engaging (TCE) Bispecific Antibody

Optimized structure for CLDN6 selectivity, potency, and manufacturability


α-CLDN6
Fab
α-CD3
scFv
Silenced Fc
IgG1
backbone

Designed to restrict T cell activation to CLDN6-expressing target cells

- CLDN6-selective fragment antigen-binding (Fab) arm
- Immunostimulatory CD3 binding single-chain fragment variable (scFv) domain is functionally monovalent to avoid aberrant T cell activation
- Silenced Fc domain to avoid off target immune cell activation

Design features intended to improve tumor selectivity

- T cell dependent cellular cytotoxicity with minimal activation of circulating cytokines

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

9 Context Therapeutics Inc. - November 2026

CTIM-76 Program CTIM-76 is a Highly Selective and Potent CLDN6 x CD3 Bispecific Antibody CTIM-76 CLDN6 EC50 of 3.41 nM (binding) CTIM-76 preferentially binds to CLDN6 over CLDN3/4/9 CLDN3/4/6/9 were transiently transfected in HEK-293F cells >10,000x Potency assay provides a physiologically-relevant assessment for a TCE bispecific more than binding assays for off-target liabilities associated with CLDN3/4/9 CTIM-76 CLDN6 EC50 of 0.4 pM (cytotoxicity) CTIM-76 preferentially targets CLDN6, with minimal binding and cytotoxicity against CLDN9-expressing cells CTIM-76 effectively engaged systemically administered human PBMC-engrafted mice to promote significant tumor regression and complete responses in OVCAR3 (~96,000 CLDN6 copies per cell) ovarian xenograft model CTIM-76 was well tolerated in OVCAR3 xenograft study NSG-b2m knockout mice (n=14/arm) engrafted with human PBMCs and bearing advanced subcutaneous OVCAR3 tumor xenografts were treated twice per week Context Therapeutics Inc. - November 202610 Selectivity Potency In Vivo Efficacy >500x Tumor Regression 0 150 300 450 600 0 7 14 21 Tu m or V ol um e (m m 3) Day Vehicle 0.01mg/kg 0.1mg/kg 1.0mg/kg

CTIM-76 Program

CTIM-76 Phase 1 Study Design

An open-label, multi-center, dose escalation / expansion, safety, and PK study

Screening

Key Inclusion Criteria
- CLDN6-positive by IHC (≥10% 1+ staining)
- Age ≥18 years
- Measurable disease per RECIST v1.1
- ECOG 0 or 1

Trial objectives
- Assess safety and tolerability
- Pharmacokinetic and pharmacodynamic data
- Evaluate preliminary anti-tumor activity

CRS Mitigation
- Step / prime dose
- Steroid prophylaxis during priming and first full dose

Phase 1a Dose Escalation (QW Dosing)

3+3 Design (Completed)

Patients with platinum resistant ovarian cancer (PROC), endometrial, and testicular cancers



22.5 µg
70 µg
140 µg
210 µg
280 µg
560 µg

Phase 1a Dose Escalation (Q3W Dosing)

3+3 Design & Backfill (Ongoing)

Patients with PROC



280 µg
420 µg
Backfill

Phase 1b Dose Expansion (Q1 2027)



280 µg Q3W
R
1:1
280 µg Q2W
OR
420 µg Q3W
R
1:1
280 µg Q3W

11 Context Therapeutics Inc. - November 2026

CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613.

CTIM-76 Program

Phase 1a Clinical Data Observed with CTIM-76

Weekly Dosing (QW)

22.5–560 µg QW

Dose range evaluated with a single priming dose

Heavily pretreated patients with ovarian, endometrial, or testicular cancer

Ovarian cancer focus

Rationale: high prevalence of CLDN6 expression and unmet need following antibody–drug conjugate (ADC) therapy

QW PROC Experience*

22% ORR
56% DCR
5.6-month PFS

Late-line PROC:
median 7 prior therapies (range, 5–16)

Biologically active doses

Doses of 140 to 280 µg QW

Anti-tumor activity correlated with peak cytokine induction

Manageable tolerability with limited low-grade cytokine release syndrome (CRS)

Every 3 weeks (Q3W)

Evaluating ≥280 µg Q3W

Completed:
Dose escalation: 280 µg (n=6 patients)

Currently enrolling:
Dose escalation: 420 µg (n=3–6)
Cohort backfill: 280 µg (n=6)

Q3W dosing strategy

Intended to deepen responses by allowing T cells to recover between doses while keeping peak cytokine activation high

Enroll earlier-line patients, who typically have lower tumor burden, more effector T cells, and better immune fitness[1]

CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. *RECIST-evaluable PROC population (n=9 patients at target doses) is defined as having measurable disease documented at baseline according to RECIST v1.1 criteria and at least one follow-up tumor assessment after a full cycle of treatment. Disease Control Rate: Patients achieving confirmed stable disease, partial response, or complete response. 1 2026 ESMO DeLLphi-305 Data as of October 30, 2026.

12 Context Therapeutics Inc. - November 2026

CTIM-76 Program

CTIM-76 Patient Demographics

CTIM-76 evaluated in heavily pretreated patients with high tumor burden

Baseline Characteristics	All Patients
Dose Levels	22.5–560 µg
N	27
Age, median (range)	63 (29-76)
ECOG, median (range)	0 (0-1)
Ovarian, n (%)	20 (74.1)
Testicular, n (%)	4 (14.8)
Endometrial, n (%)	3 (11.1)
Prior therapies, median (range)	6 (3-16)
1, n (%)	0 (0)
2	0 (0)
3	6 (22.2)
4	2 (7.4)
≥5	19 (70.4)

Baseline Characteristics	Ovarian (QW)	Ovarian (Q3W)
Dose Levels	140–280 µg	280 µg
N	9	6
Age, median (range)	63 (53-72)	67 (43-76)
ECOG, median (range)	1 (0-1)	0 (0-1)
Sum of longest dimension (mm)	71 (39-114)	155 (28-205)
Liver metastases, n (%)	4 (44)	4 (67)
H-Score, median (range)	135 (25-300)	95 (20-150)
Prior therapies, median (range)	7 (5-16)	6 (3-6)
Checkpoint Inhibitor, n (%)	5 (56)	2 (33)
ADC	8 (89)	4 (67)
≥ 2 ADC	3 (33)	2 (33)
Topotecan	4 (44)	0 (0)
DNA Repair: Chk1, PARP, Wee1	7 (78)	4 (67)
VEGF or PD-1xVEGF	9 (100)	5 (83)

CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. Data as of October 30, 2026. All treated patients (≥1 dose). Age and ECOG at screening; prior therapies = number of prior anticancer regimens; Ovarian includes fallopian tube (n=1) and primary peritoneal (n=1). Sum of longest dimension = screening target lesions; liver metastases = liver target/non-target lesion at screening. H-score = CLDN6 IHC, latest biopsy.

13 Context Therapeutics Inc. - November 2026

CTIM-76 Program

CTIM-76 Safety Summary

In biologically active dose cohorts, events were asymptomatic, transient and largely priming-related

			Biologically Active Dose Cohorts (n=19)					
Dose Level	22.5 µg	70 µg	140 µg	210 µg	280 µg	280 µg	560 µg	Total
Schedule	QW	QW	QW	QW	QW	Q3W	QW	
Patients	N=1	N=3	N=4	N=5	N=4	N=6	N=4	N=27
Events	n (%)	n (%)	n (%)	n (%)	n (%)	n (%)	n (%)	n (%)
TEAE	1 (100.0)	3 (100.0)	4 (100.0)	5 (100.0)	4 (100.0)	5 (83.3)	4 (100.0)	**26 (96.3)**
TEAEs Related to CTIM-76	1 (100.0)	2 (66.7)	4 (100.0)	5 (100.0)	4 (100.0)	5 (83.3)	4 (100.0)	**25 (92.6)**
Serious TEAE	1 (100.0)	1 (33.3)	3 (75.0)	1 (20.0)	2 (50.0)	3 (50.0)	3 (75.0)	**14 (51.9)**
Serious TEAEs Related to CTIM-76	0 (0.0)	0 (0.0)	1 (25.0)	0 (0.0)	1 (25.0)	2 (33.3)	3 (75.0)	**7 (25.9)**
TEAE Leading to Dose Delay	0 (0.0)	0 (0.0)	2 (50.0)	3 (60.0)	2 (50.0)	1 (16.7)	4 (100.0)	**12 (44.4)**
TEAE Leading to Dose Reduction	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (25.0)	**1 (3.7)**
TEAE Leading to Discontinuation	1 (100.0)	1 (33.3)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)	1 (25.0)	**4 (14.8)**
Related TEAE Leading to Discontinuation	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)	1 (25.0)	**2 (7.4)**
TEAEs of Special Interest	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)	1 (25.0)	1 (16.7)	2 (50.0)	**5 (18.5)**
CRS	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)	1 (25.0)	1 (16.7)	2 (50.0)	**5 (18.5)**
ICANS	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	**0 (0.0)**

14 Context Therapeutics Inc. - November 2026

CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. Data as of October 30, 2026. Each patient is counted once per row. TEAE = treatment-emergent adverse event, meaning a side effect or health problem that started on or after the first day of treatment; related = related or possibly related to the study drug; dose delay / discontinuation = the patient's record shows the drug was delayed or paused ("Drug Delayed/Interrupted") or stopped ("Drug Withdrawn"); dose reduction = a lower dose was recorded on the dosing form. Biologically active dose cohorts = tumor reduction and T-cell cytokine induction with manageable safety.

CTIM-76 Program

Grade ≥ 3 Adverse Events by Dose Cohort

In biologically active dose cohorts, events were asymptomatic, transient and largely priming-related

			Biologically Active Dose Cohorts (n=19)					
Dose Level	**22.5 µg**	**70 µg**	**140 µg**	**210 µg**	**280 µg**	**280 µg**	**560 µg**	**Total**
Schedule	QW	QW	QW	QW	QW	Q3W	QW	
Patients	N=1	N=3	N=4	N=5	N=4	N=6	N=4	N=27
Events	n (%)	n (%)	n (%)	n (%)	n (%)	n (%)	n (%)	n (%)
Any Adverse Event	1 (100.0)	1 (33.3)	4 (100.0)	5 (100.0)	3 (75.0)	4 (66.7)	4 (100.0)	**22 (81.5)**
GGT increased	0 (0.0)	0 (0.0)	1 (25.0)	2 (40.0)	1 (25.0)	3 (50.0)	3 (75.0)	**10 (37.0)**
AST increased	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)	2 (50.0)	1 (16.7)	4 (100.0)	**8 (29.6)**
ALT increased	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)	2 (50.0)	1 (16.7)	2 (50.0)	**6 (22.2)**
Lipase increased	0 (0.0)	0 (0.0)	0 (0.0)	2 (40.0)	0 (0.0)	3 (50.0)	0 (0.0)	**5 (18.5)**
Anemia	0 (0.0)	1 (33.3)	1 (25.0)	0 (0.0)	1 (25.0)	0 (0.0)	1 (25.0)	**4 (14.8)**
ALP increased	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)	1 (25.0)	**2 (7.4)**
Amylase increased	0 (0.0)	0 (0.0)	0 (0.0)	1 (20.0)	0 (0.0)	1 (16.7)	0 (0.0)	**2 (7.4)**
Fatigue	1 (100.0)	0 (0.0)	0 (0.0)	0 (0.0)	0 (0.0)	1 (16.7)	0 (0.0)	**2 (7.4)**
Pleural effusion	0 (0.0)	0 (0.0)	1 (25.0)	1 (20.0)	0 (0.0)	0 (0.0)	0 (0.0)	**2 (7.4)**
Syncope	0 (0.0)	0 (0.0)	1 (25.0)	0 (0.0)	1 (25.0)	0 (0.0)	0 (0.0)	**2 (7.4)**

15 Context Therapeutics Inc. - November 2026

CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. Data as of October 30, 2026. Grade ≥ 3 TEAEs by MedDRA preferred term, patients counted once per term.

CTIM-76 Program CTIM-76 Demonstrates a Manageable Safety Profile, With CRS Limited to Grade 1–2 16 Context Therapeutics Inc. - November 2026 CTIM-76-related TEAEs in ≥ 10% of patients Cytokine release syndrome by dose level 3 (11.1%) 3 (11.1%) 3 (11.1%) 3 (11.1%) 4 (14.8%) 4 (14.8%) 4 (14.8%) 4 (14.8%) 5 (18.5%) 5 (18.5%) 5 (18.5%) 6 (22.2%) 8 (29.6%) 9 (33.3%) 11 (40.7%) 12 (44.4%) 15 (55.6%) 0% 10% 20% 30% 40% 50% 60% 70% Pyrexia Blood bilirubin increased Back pain Anemia Weight decreased Lipase increased Headache Amylase increased Vomiting Cytokine release syndrome ALP increased Fatigue Pruritus Nausea ALT increased AST increased GGT increased Maximum grade: Grade 1 Grade 2 Grade 3 Grade 4 0/1 0/3 0/4 1/5 1/4 1/6 2/4 0% 20% 40% 60% 80% 100% 22.5 µg QW (n=1) 70 µg QW (n=3) 140 µg QW (n=4) 210 µg QW (n=5) 280 µg QW (n=4) 280 µg Q3W (n=6) 560 µg QW (n=4) Maximum grade: Grade 1 Grade 2 CRS in 5 of 27 patients (18.5%) • Grade 2 CRS in 1 patient at 560 µg QW; all other CRS grade 1 • CRS onset predominantly associated with first prime dose CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. TEAE = adverse event starting on or after the first CTIM-76 dose; related = related or possibly related to CTIM-76 (investigator). Patients counted once per term at their maximum grade; terms reported in ≥ 10% of all treated patients shown, % of n=27. Dose level = enrolled cohort (target dose; Q3W = Part 1a-B); CRS = MedDRA PT cytokine release syndrome, grade on the AE form. Data as of October 30, 2026.

Promising Antitumor Activity in QW Biologically Active Dose Cohorts Early efficacy signal in a heavily pretreated population supports advancing the QW biologically active doses Context Therapeutics Inc. - November 202617 Best Overall % Change in Tumor Size From Baseline* On treatment Other Endometrial or testicular cancer CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. Data as of October 30, 2026. RECIST-evaluable population (n=12 patients at biologically active doses, QW) is defined as having measurable disease documented at baseline according to RECIST v1.1 criteria and at least one follow-up tumor assessment after a full cycle of treatment. *Best tumor reduction at any time point in evaluable patients. Bars truncated at +20%. ▲ = best change >+20%. CRS = maximum grade on the AE form. CTIM-76 Program Dose-proportional cytokine release (Slide 23) with no severe CRS supports a manageable tolerability profile Tumor size reduction in 5 of 9 heavily pretreated PROC patients with QW dosing, including 2 confirmed partial responses (−73%, −43%) Sa fe ty Ef fic ac y Step Dose Cohort 70/140 µg QW 70/210 µg QW 140/280 µg QW -10% -15% -23% -37% -43% -73% -100% -80% -60% -40% -20% 0% 20% 0 1 2 3 4 OvarianOther Cytokine Release Syndrome (CRS) Grade ▲ ▲ ▲

Emerging Evidence of Durable Activity in QW Biologically Active Dose Cohorts CTIM-76 Program 18 CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. Data as of October 30, 2026. RECIST-evaluable population (n=12 patients at target doses, QW) is defined as having measurable disease documented at baseline according to RECIST v1.1 criteria and at least one follow-up tumor assessment after a full cycle of treatment. ORR = confirmed PR. Disease Control Rate: patients achieving confirmed stable disease, partial response, or complete response. Spider: % change in sum of target-lesion diameters at each complete re-assessment, by week from C1D1. Y axis shown from +20% to −100%; lines rising above +20% are truncated at the axis edge (▲). Context Therapeutics Inc. - November 2026 All Comers All Ovarian Ovarian QW Dosing 140 µg 210 µg 280 µg Patient enrolled, n 13 9 2 5 2 RECIST evaluable, n 12 9 2 5 2 Not RECIST evaluable, n 1 0 0 0 0 ORR, n (%) 2 (17) 2 (22) 1 (50) 0 (0) 1 (50) SD, n (%) 4 (33) 3 (33) 0 (0) 3 (60) 0 (0) DCR, n (%) 6 (50) 5 (56) 1 (50) 3 (60) 1 (50) Biologically Active Dose Range, Percent Change from Baseline (n=12) -100 -80 -60 -40 -20 0 20 0 4 8 12 16 20 24 28 32 36 40 44 48 52 C ha ng e fr om B as el in e (% ) Week 70/140 µg QW 70/210 µg QW 140/280 µg QW Step Dose Cohort On treatment

CTIM-76 Program

Greater T-Cell Activation With Tumor Reduction, Consistent With Target-Dependent Activity

Tumor reduction associated with higher IFN-γ, IL-2 and CD69+ T cell responses



Peak serum cytokines
Activated CD8 T cells
IFN-γ
IL-2
CD69+
Peak concentration, pg/mL
Max change, % points
10^4
10^3
10^2
10^1
10^0
+25
+20
+15
+10
+5
0
−5
***
*
*
LLOQ
Reduction
n=7
No Reduction
n=11

Greater T cell activation in patients with tumor reduction

- Higher median IFN-γ and IL-2 peaks in patients with best target-lesion change
- Larger maximal increase from baseline in CD69+ frequency among CD8 T cells

Support for mechanism of action

- Biomarker evidence of T cell activation correlated with tumor reduction
- Supports the proposed mechanism of CLDN6-directed T cell engagement

19 Context Therapeutics Inc. - November 2026

CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. Exploratory analysis as of October 30, 2026. Patients in QW cohorts with ≥1 sample of that biomarker ≥7 days after the first target dose at any visit. Mann–Whitney, unadjusted; whiskers 1.5× IQR. Cytokines: peak serum level. Open dot = below LLOQ. CD69+: highest change from C1D1 pre-dose, % of CD8 T cells. Reduction = best target-lesion change <0. Box = IQR · line = median · *p<0.05 ***p<0.001.

CTIM-76 Program Duration of Treatment and Response in QW Biologically Active Dose Cohorts Context Therapeutics Inc. - November 202620 5.6 month median PFS (95% CI: 1.2-7.4 months) in late-line ovarian cancer CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. Data as of October 30, 2026. Swimmer plot includes all comers at Biologically Active Dose levels with QW dosing (n=13). Bar = C1D1 to end of treatment (ongoing: last recorded visit). Median PFS: Kaplan–Meier, ovarian QW (n=9); event = first RECIST 1.1 progression (incl. new lesion), censored at last assessment. * New lesion not found on subsequent scans. **Withdrew consent due to clinical progression before completing the DLT period. Indication Prior Rx Dose Schedule Ovarian 5 280 QW Ovarian 16 210 QW Ovarian 6 210 QW Ovarian 7 210 QW Ovarian 7 210 QW Ovarian 5 140 QW Ovarian 8 280 QW Ovarian 6 140 QW Ovarian 11 210 QW Testicular 3 280 QW Testicular 4 280 QW Endo 5 140 QW Testicular 3 140 QW 2 4 6 8 10 12 Time From Start of Treatment (months) ** Progressive Disease Stable Disease Partial Response RECIST Response New Lesion On treatment *

Treatment Duration With CTIM-76 vs Prior Therapy Time on CTIM-76 exceeded the most recent prior regimen in the majority of patients CTIM-76 Program Context Therapeutics Inc. - November 202621 CTIM-76 (140–280 µg QW)Prior Treatment CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. Data as of October 30, 2026. RECIST-evaluable patients at biologically active doses, QW (n=12); Prior Rx = most recent regimen before C1D1 (latest end date), start to end of regimen; CTIM-76 = C1D1 to end of treatment (ongoing: last visit). Prior Treatment Duration (months) 18 12 6 0 6 12 18 ACR-368 Etoposide Topotecan Gemcitabine + Denosumab Mirvetuximab VLS-1488 Etoposide Cyclophosphamide PTK7 ADC Ifosfamide + Paclitaxel + Cisplatin Etoposide Ivonescimab Ovarian Testicular Endometrial On treatment

CTIM-76 Program Decrease in Tumor Size Across Diverse Metastatic Sites, With Strong Responses in Liver Context Therapeutics Inc. - November 202622 Tumor size reduction by Location Target lesions with any decrease Liver Target Lesion Size Best % Change from Baseline Per Target Lesion CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. Data as of October 30, 2026. All target lesions (n=30) in RECIST-evaluable ovarian patients at biologically active target doses, Best % change per lesion = lowest post-baseline measurement vs screening (lymph nodes: short axis); Reduction = any decrease. Lesions too small to measure were generally recorded as 5 mm; −100% = lesion no longer measurable (0 mm). Lesion-level changes are exploratory and are not RECIST overall response. Refs: 1. Hess KR, et al. Cancer. 2006;106:1624-1633. 2. Zhao H, et al. Front Oncol. 2020;10:571671. 3. Tian BW, et al. Clin Exp Metastasis. 2023;40:255-287. Liver 7 of 7 lesions Peritoneum / mesentery 5 of 14 lesions Lymph node 3 of 5 lesions Lung / pleura 1 of 2 lesions Vaginal cuff 0 of 2 lesions -58% -60% -16% -53% -57% -100% -100% -100% -80% -60% -40% -20% 0% 20% 70/140 µg QW 70/210 µg QW 140/280 µg QW Liver metastases are common and hard to treat with immunotherapy The liver is among the most frequent metastatic sites in solid tumors¹ and the most common distant site in ovarian cancer², and liver metastases predict shorter PFS and OS on checkpoint inhibitors³ 7 of 7 liver target lesions decreased across all 4 patients with liver mets (6 of 7 by ≥50%)

Cytokine Response Helps Inform Dose and Schedule Selection CTIM-76 Program Context Therapeutics Inc. - November 202623 Peak serum cytokine by Dose Level IFN-γ IL-2 10⁰ 10¹ 10² 10³ 10⁴ DL1 22.5/22.5 µg n=1 DL2 22.5/70 µg n=2 DL3 70/140 µg n=3 DL3a 70/210 µg n=5 DL4 140/280 µg n=4 DL5 140/560 µg n=3 Pe ak c on ce nt ra tio n, p g/ m L 10⁰ 10¹ 10² 10³ DL1 22.5/22.5 µg n=1 DL2 22.5/70 µg n=2 DL3 70/140 µg n=3 DL3a 70/210 µg n=5 DL4 140/280 µg n=4 DL5 140/560 µg n=3 Pe ak c on ce nt ra tio n, p g/ m L Response Rises With Dose • Cytokine release starts at 140 µg given weekly (QW) • Median IFN-γ and IL-2 peaks are highest at ≥280 µg QW Response Levels Off • No further increase in cytokine response is observed at 560 µg QW • This may reflect a QW schedule- dependent ceiling Actively exploring ≥280 µg with every 3 Weeks (Q3W) dosing • Longer dosing interval may allow greater T-cell recovery • Higher doses may help maintain effective exposure between doses • Q3W therefore provides an opportunity to explore greater and/or more sustained antitumor activity CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. Exploratory analysis as of October 30, 2026. Peak = highest serum value from first dose through Day 37, measured ≥7 days after the first target dose. Whiskers 1.5× IQR. Box = IQR · line = median · open symbol = below LLOQ. LLOQ LLOQ Dose-dependent cytokine release consistent with T cell activation

CTIM-76 Program Cross-Trial Comparison of CTIM-76 and Other TCEs in PROC Context Therapeutics Inc. - November 202624 Encouraging tumor response, durability, and CRS rate Company Context Therapeutics Xencor Regeneron Immunocore Asset CTIM-76 XmAb541 Ubamatamab Brenetafusp Target CLDN6 CLDN6 MUC16 PRAME Prior ADC (%) 89 n.d. n.d. 11 Prior Lines, median 7 n.d. 4.5 5 PFS, median (months) 5.6 n.d. 3.0 3.3 ORR (%) 22 14 14 6 Reference 30 October 2026 Data Cut Q2 2026 Earnings Release ESMO 2022 ESMO 2024 Data are not from head-to-head studies. Cross-trial data interpretation should be considered with caution as it is limited by differences in study population, sample size, inclusion and exclusion criteria and many other factors. CTIM-76-101 ClinicalTrials.gov Identifier: NCT06515613. Data as of October 30, 2026.

CT-202 Nectin-4 x CD3 bispecific antibody Context Therapeut ics Inc . - November 202625

CT-202 Program

Nectin-4 Therapies Have the Potential to Reach a Large Patient Population

>125,000 patients per year in the United States in Relapsed/Refractory (R/R) Setting

Initial indications of interest based on:

- Nectin-4 prevalence
- Patient population size
- Target validation via antibody-drug conjugates (ADCs)

Cancers	Incidence (US Only)	R/R Incidence	Nectin-4 Positive	Nectin-4 Med/High	Patient Population Nectin-4-positive R/R Incidence
Colon	158,850	36,600	39%[1]	9%[1]	**14,274**
Bladder (urothelial)	84,530	18,765	60%[2]	36%[2]	**11,259**
Breast (TNBC)	56,334	11,550	78%[3]	58%[5]	**9,009**
Non-Small Cell Lung	199,586	122,500	64%[3]	58%[6]	78,400
Pancreatic	67,530	47,850	71%[3]	37%[3]	33,974
Gastric	31,510	11,200	94%[7]	60%[4]	10,528
Esophageal	22,530	16,290	55%[3]	24%[3]	8,960
Head and Neck	72,680	12,000	59%[3]	18%[3]	7,080
Cervical	12,960	4,500	89%[8]	67%[8]	4,005

Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; Patient population derived from Nectin-4 positive population multiplied by R/R incident population.
1 Context Internal Data; **2** Klumper, Clin Cancer Res, 2023; **3** Challita, Cancer Res, 2016; **4** Zhang, Oncol Lett, 2018; **5** Zeindler, Front Med, 2019; **6** Takano, Mol Bio, 2009; **7** Muro, ESMO Open, 2025; **8** Jian, 9MW2821 SGO 2024

26 Context Therapeutics Inc. - November 2026

CT-202 Program

CT-202: Nectin-4 x CD3 T cell Engaging (TCE) Bispecific Antibody


α-Nectin-4
Fab
Silenced Fc
α-CD3
scFv
IgG1
backbone

Novel design incorporating logic gating to spare Nectin-4 in normal tissue

- Because of its expression in healthy epidermal keratinocytes, sweat glands, and hair follicles, Nectin-4 targeted treatments are associated with dermatological side effects
- CT-202 uses pH dependent binding to both Nectin-4 and CD3 to minimize binding to healthy tissues and maximize binding and T cell activation within the tumor microenvironment
- CT-202 incorporates pH-dependent binding to Nectin-4 and CD3, designed to favor activity in acidic tumor environments

Preclinical tolerability and pharmacokinetics

- Well tolerated at high dose in nonhuman primates
- Pharmacokinetics may support Q2W or Q3W dosing

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

27 Context Therapeutics Inc. - November 2026

AACR 2026, "Targeting solid tumors with pH-dependent dual-specific TCEs: First-in-Human development of CT-202"

CT-202 Program

Clinical Precedent De-Risks pH-Dependent Binding for CT-202

Gotistobart and Ultomiris provide the strongest precedent for CT-202's design

	Gotistobart BNT316 / ONC-392 — anti-CTLA-4	**Ultomiris®** ravulizumab-cwvz — anti-C5
Challenge addressed	• Systemic CTLA-4 blockade drives immune-related AEs, narrowing the therapeutic index	• Frequent infusions; C5 antibody lost to target-mediated clearance
pH-dependent design	• Binds CTLA-4 in acidic tumor microenvironment; releases at neutral pH • Confines Treg depletion to the tumor	• LS Fc mutations raise FcRn affinity at pH 6.0; release at pH 7.4 • pH-sensitive C5 release enables recycling
Clinical & regulatory validation	• Phase 3 Stage 1: median OS 18.5 vs 10.0 months; Grade ≥3 TRAEs 44.4% vs 48.8% • FDA Fast Track (2022); Orphan Drug (2026); Stage 2 ongoing	• ~4x longer half-life than eculizumab; Q8W dosing • FDA-approved, marketed product

PRESERVE-003 Stage 1

Gotistobart vs docetaxel, 2L+ sqNSCLC

Median overall survival (months)


18.5
10.0
Gotistobart
Docetaxel

HR 0.572

43% lower risk of death vs docetaxel

n=87 squamous pts (1:1); non-pivotal stage; no new safety signals

28 Context Therapeutics Inc. - November 2026

PRESERVE-003 (NCT05671510) Stage 1; Source: BioNTech/OncoC4, IASLC WCLC 2026 (Sept 14, 2026). Gotistobart and Ultomiris are not Context programs; cross-trial comparisons are not head-to-head.

CT-202 Program

CT-202 is Designed to Optimize Tumor Selectivity and Minimize Off-tumor Toxicity

Minimize Activity in Normal Tissues at pH7.4

T cell activation at low pH(6.0) and normal pH(7.4) with OVCAR3 ovarian cancer cell targets

CT-202 preferentially activated T cells at low pH, which should maximize potency in the TME and minimize on-target/off-tumor liabilities of a Nectin-4 directed therapeutic in normal tissues

T cell Activation Assay


RLU
1×10⁵
8×10⁴
6×10⁴
4×10⁴
2×10⁴
0
-2
0
2
4
Log CT-202 (ng/mL)
CT202-pH6.0
CT202-pH7.4
huIgG1-pH6.0
huIgG1-pH7.4

Potency is Correlated With Target Density

T cell activation by cells with varying levels of Nectin-4

CT-202 mediated robust T cell activation in the presence of the Nectin-4+ cells but not in the presence of the CHO-S cells lacking Nectin-4. Activation was proportional to the level of Nectin-4 on the surface of the target cells.

T cell Activation Assay at Low pH(6.0)


RLU
2.4×10⁵
1.8×10⁵
1.2×10⁵
6×10⁴
0
-2
0
2
4
Log CT-202 (ng/mL)
Nectin-4 high
Nectin-4 medium
CHO-Nectin4
OVCAR3
BT474
CHO-S

Preclinical Tolerability and Pharmacokinetics

MTD was not identified and PK supports initial biweekly (Q2W) dosing

No notable test-article related in-life effects at any dosage. HNSTD is the highest administered dosage of 25.0 mg/kg/dose

Single dose PK following IV administration in NHP


Mean (SD) CT-202 Concentration (µg/mL)
1000
100
10
1
0.1
0.01
0.001
0
96
192
288
384
480
576
672
Time (hr)
0.113 mg/kg
0.37 mg/kg
5 mg/kg
25 mg/kg

29 Context Therapeutics Inc. - November 2026

AACR 2026, "Targeting solid tumors with pH-dependent dual-specific TCEs: First-in Human development of CT-202"

CT-202 Program

CT-202 is Highly Active and Well Tolerated Across In Vivo Models

Complete Tumor Regressions

CT-202 demonstrated similar efficacy in BT474 breast cancer xenograft compared to an enfortumab TCE control antibody

pH conditional

CT-202


Isotype x WT CD3 1mpk
CAB Nectin-4 x CAB CD3 1mpk
CAB Nectin-4 x CAB CD3 0.5mpk
CAB Nectin-4 x CAB CD3 0.25mpk
Tumor Volume (mm³)
Mean ± SEM
Study Days
0
500
1000
1500
2000
2500
5
10
15
20
25
30
35
40

Not pH conditional

Enfortumab TCE


Isotype x WT CD3 1mpk
WT Nectin-4 x WT CD3 1mpk
WT Nectin-4 x WT CD3 0.5mpk
WT Nectin-4 x WT CD3 0.25mpk
Tumor Volume (mm³)
Mean ± SEM
Study Days
0
500
1000
1500
2000
2500
5
10
15
20
25
30
35
40

Lower Cytokine Induction

CT-202 treatment resulted in significantly lower IL-6 induction compared to a non-conditional enfortumab TCE benchmark in NHP

CT-202


IL-6 (pg/mL)
2000
1500
1000
500
60
40
20
0
Study hours
CT-202 0.1 mg/kg
CT-202 1 mg/kg
CT-202 5 mg/kg

Enfortumab TCE


30x Higher
IL-6 (pg/mL)
2000
1500
1000
500
60
40
20
0
Study hours
Enfortumab TCE 0.1 mg/kg
Enfortumab TCE 1 mg/kg
Enfortumab TCE 5 mg/kg

30 Context Therapeutics Inc. - November 2026

CT-202 Program

CT-202 Phase 1 Study Design

An open-label, multi-center, dose escalation / expansion, safety, and PK study

Screening

Key Inclusion Criteria

- Patients with advanced metastatic urothelial, colorectal, and triple negative breast cancers
- Age ≥18 years
- Measurable disease per RECIST v1.1
- ECOG 0 or 1

Biomarker Stratification

- Nectin-4 positive (≥10% of cells 1+ IHC)

CRS Mitigation

- Step / prime dose
- Steroid prophylaxis on W1D1 and W2D8

Phase 1a Dose Escalation (Q2W Dosing)

Bayesian Optimal Interval (BOIN) Design & Backfill

Study Update

- 6 trial sites open in Australia
- Cohort 1 is ongoing
- US IND filing by YE 2026


180 µg
Potential Backfill
120 µg
Potential Backfill
72 µg
Potential Backfill
36 µg
Potential Backfill
18 µg

Backfill ≥1 dose levels meeting protocol-defined safety and activity criteria

31 Context Therapeutics Inc. - November 2026

CT202-101 ClinicalTrials.gov Identifier: NCT07545122. Data as of October 30, 2026.

Selected Nectin-4-directed Immune-engaging Programs Programs differ in molecular format, immune effector, and conditional-activation strategy CT-202 Program Context Therapeutics Inc. - November 202632 Company Context Therapeutics Bicycle Therapeutics Rondo Therapeutics Marengo Therapeutics LabGenius Asset CT-202 BT74801,2 RNDO-5643 TriSTAR07014 LGTX-1015 Format 2 + 2 (pH dependent) 1 + 2 (Bicycle) 1 + 1 (Fixed light chain) 1 + 1 (+wt IL2) 3 + 1 Conditionally active ✘ ✘ ✘ ✘ Avidity enhanced ✘ ✘ ✘ Immune Effector CD3 4-1BB CD28 CD3 CD3 Program Status Phase 1 (FPI September 2026) Phase 1 (completed) Phase 1 (FPI Dec 2025) Preclinical Preclinical 1 Bicycle Therapeutics Corp Presentation 2024; 2 Hurov, J Immunother Cancer, 2021; 3 PEGS Boston 2024 ; 4 SITC 2025; 5 ESMO 2026. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

Corporate 33 Context Therapeut ics Inc . - November 2026

Corporate Experienced management team Clinical team has developed T cell therapies Our management team is supported by a Board with deep oncology experience Focus on Execution Martin Lehr CEO and Director Alex Levit, Esq Chief Legal Officer Karen Chagin, MD Chief Medical Officer Context Therapeutics Inc. - November 202634 Jennifer Dashnau, PhD SVP Technical Operations Jennifer Minai Chief Financial Officer Experienced Leadership Team Jill Conwell, MBA Consulting Chief People Officer

Corporate Investment Highlights (Nasdaq: CNTX) Context Therapeutics Inc. - November 202635 Investment Rationale Anticipated Milestones Large Unmet Need Solid tumors and ADC resistance High-Value Targets Claudin 6 and Nectin-4 Strong Team Deep oncology experience Focus on clinical execution Q2 2027 CTIM-76 Phase 1a initial Q3W data 2H 2027 CT-202 Phase 1a initial data Expected cash runway to early Q4 2027

c o n t ex t © CONTEXT THERAPEUTICS 2026 context t h e r a p e u t i c s Advancing T Cell Engagers for Solid Tumors Co text Therapeut ics Inc . - November 202636

Appendix

Glossary

ADC	Antibody drug conjugate
AE	Adverse event
CAR-T	Chimeric antigen receptor T cell therapy
CD3	Cluster of differentiation 3
CLDN	Claudin
CRS	Cytokine release syndrome
DLT	Dose limiting toxicity
Fab	Fragment antigen-binding
FIH	First-in-human
FPI	First Patient In (dosed)
FRα	Folate receptor alpha
GPI	Glycosylphosphatidylinositol
IHC	Immunohistochemistry
IND	Investigational new drug
IV	Intravenous
LLOQ	Lower limit of quantitation
MABEL	Minimum anticipated biologic effect level
MoA	Mechanism of action

MTD	Maximum tolerated dose
N.D.	Not disclosed
ORR	Objective response rate
PFS	Progression-free survival
PK	Pharmacokinetic
PR	Partial Response
PROC	Platinum-resistant ovarian cancer
QW	Every week
Q3W	Every three weeks
scFv	Single-chain variable fragment
SD	Stable Disease
TCE	T cell engager
TNBC	Triple-negative breast cancer
YE	Year End

37 Context Therapeutics Inc. - November 2026